                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 30, 1998

                       U.S. DIGITAL COMMUNICATIONS, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


       0-21225                                  88-0101953
(Commission File Number)            (I.R.S. Employer Identification No.)


                2 Wisconsin Circle, Chevy Chase, Maryland  20815
          (Address of Principal Executive Offices, Including Zip Code)


                                 (301) 961-1540
              (Registrant's Telephone Number, Including Area Code)
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ITEM 4.   CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 30, 1998, the Company's auditors, Arthur Andersen LLP ("Andersen"), resigned as the Company's independent accountants. The change in accountant is a result of Andersen's resignation and was not recommended or approved by the Board of Directors, nor was such approval required in order to give effect to the resignation. The Company has not yet appointed a new independent accountant.

     Andersen had issued an unqualified report, dated September 1, 1998, on the consolidated financial statements of the Company and its subsidiary as of and for the year ended December 31, 1997. That report, however, was not released by the Company and on September 30, 1998, Andersen withdrew the report. Andersen's resignation and withdrawal was not related to the financial statements.
Further, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure or reportable events during such periods or through the interim period ended September 30, 1998 (date of resignation).

     Andersen has advised the Company that at the time of its resignation, it was preparing to issue a management letter with comments and suggestions for consideration related to the Company's internal controls. This letter was to contain a reference to material weaknesses in the Company's internal controls over financial reporting for the year ended December 31, 1997. However, Andersen had expanded the scope of its audit to take account of the weaknesses in internal control so as to be able to issue an unqualified report and its resignation and withdrawal of the report were unrelated to the Company's
financial reporting for the year ended December 31, 1997.   Management of the
Company believes that it has begun to address the issues during 1998 with the employment of qualified personnel in key financial reporting positions.

     On September 17, 1998, the Company became aware that persons affiliated with the Placement Agent used by the Company during its Series B and C stock offerings in 1998 are currently under Federal indictment concerning matters unrelated to the Placement Agent's relationship with the Company.

     Arthur Andersen has reviewed this report and has provided the Company the letter attached hereto as Exhibit 16.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

 EXHIBIT NO.                         DESCRIPTION
 -----------                         -----------

      16         Letter of Arthur Andersen LLP dated October 7, 1998.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              U.S. DIGITAL COMMUNICATIONS, INC.


Date:  October 7, 1998
                              By: /s/ Robert J. Wussler
                                 -------------------------------------------
                              Name:  Robert J. Wussler
                              Title: Chairman